Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Byrna Technologies Inc. (the “Company”) for the period ended February 28, 2025, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: April 10, 2025	By:	/s/ Bryan Ganz
Bryan Ganz Chief Executive Officer, President, and Director (Principal Executive Officer)

	By:	/s/ Laurilee Kearnes
Laurilee Kearnes Chief Financial Officer (Principal Financial and Accounting Officer)